UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

Ramaco Resources, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West Main Street, Suite 1900

Lexington, Kentucky 40507

(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 244-7455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	METC	Nasdaq Global Select Market
Class B common stock, $0.01 par value	METCB	Nasdaq Global Select Market
9.00% Senior Notes due 2026	METCL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Supplemental Indenture

On November 27, 2024, Ramaco Resources, Inc. (the “Company”) completed the previously announced offering (the “Offering”) of $50,000,000, in the aggregate, of the Company’s 8.375% Senior Notes due 2029 (the “Notes”).

The Notes were sold pursuant to the Company’s shelf Registration Statement on Form S-3, as amended (File No. 333-274324), which was declared effective by the Securities and Exchange Commission (the “Commission”) on September 29, 2023. The Notes were issued pursuant to a second supplemental indenture between the Company and Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), entered into on November 27, 2024 (the “Second Supplemental Indenture”), that supplements the Indenture by and between the Company and the Trustee, dated as of July 13, 2021 (the “Base Indenture” and, together with the Second Supplemental Indenture, the “Indenture”).

The public offering price of the Notes was $25.00 per Note, which is 100% of the principal amount.  The Company will receive net proceeds after discounts, commissions, and the payment of a structuring fee payable pursuant to a Structuring Fee Agreement described below, but before expenses, of approximately $48,000,000. The proceeds will be used for general corporate purposes, including funding future investments, making capital expenditures and funding working capital.

The Notes bear interest at the rate of 8.375% per annum. Interest on the Notes is payable quarterly in arrears on January 30, April 30, July 30 and October 30 of each year, commencing January 30, 2025. The Notes will mature on November 30, 2029.

The Company may, at its option, at any time and from time to time, on or after November 30, 2026, redeem the Notes in whole or in part on not less than 10 nor more than 60 days’ prior notice mailed to the holders of the Notes. The Notes will be redeemable at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest to, but not including the date of redemption. On and after any redemption date, interest will cease to accrue on the redeemed Notes. If the Company is redeeming less than all of the Notes, the Trustee will select the Notes to be redeemed in accordance with the terms set forth in the Indenture.

The Indenture also contains customary event of default and cure provisions. If an uncured default occurs and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes may declare the Notes to be immediately due and payable. The Notes are senior unsecured obligations of the Company and rank equal in right of payment with the Company’s existing and future senior unsecured indebtedness.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the form of Note. Copies of the Base Indenture, the Second Supplemental Indenture and the form of Note are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.2.1, respectively, and are incorporated herein by reference. A copy of the opinion of ArentFox Schiff LLP relating to the legality of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Structuring Fee Agreement

In connection with the Offering, on November 27, 2024, the Company entered into a structuring fee agreement (the “Structuring Fee Agreement”) with Lucid Capital Markets, LLC (“Lucid”), the lead book-running manager in the Offering. Pursuant to the Structuring Fee Agreement, the Company agreed to pay Lucid a structuring fee equal to 0.50% of the gross proceeds of the Offering in consideration of the services provided by Lucid relating to the evaluation, analysis and structuring of the Notes in connection with the Offering and related transactions thereto. Under the terms of an indemnification agreement forming part of the Structuring Fee Agreement, the Company agreed to indemnify Lucid and its affiliates against certain liabilities arising out of the services Lucid performed pursuant to and in accordance with the Structuring Fee Agreement.

The foregoing description of the Structuring Fee Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Structuring Fee Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 27, 2024, the Company issued a press release announcing the completion of the offering. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

None of the information furnished in this Item 7.01 will be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Indenture dated as of July 13, 2021, between Ramaco Resources, Inc. and Wilmington Savings Fund Society, FSB, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed July 13, 2021).
4.2	Second Supplemental Indenture dated as of November 27, 2024, between Ramaco Resources, Inc. and Wilmington Savings Fund Society , FSB, as trustee.
4.2.1	Form of 8.375% Senior Note due 2029 (included as Exhibit A to Exhibit 4.2 above).
5.1	ArentFox Schiff LLP Legal Opinion
10.1	Structuring Fee Agreement dated November 27, 2024, between Ramaco Resources, Inc. and Lucid Capital Markets, LLC
23.1	Consent of ArentFox Schiff LLP (included in Exhibit 5.1)
99.1	Press release issued by Ramaco Resources, Inc., dated November 27, 2024.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ramaco Resources, Inc.

By:	/s/ Randall W. Atkins
Name: Randall W. Atkins
Title: Chairman and Chief Executive Officer

Date: November 27, 2024